John Hancock Funds II

                        Supplement dated November 7, 2007
                   to the Statement of Additional Information


Effective November 5, 2007, the address for John Hancock Signature Services, Inc., the Funds' transfer agent, has changed. The new address is:

         John Hancock Signature Services, Inc.
         P. O. Box 9510
         Portsmouth, NH  03802-9510


Under the section "Eligible Investors for Class R, R1, R2, R3, R4, R5, 5, 1 and Class NAV Shares," the relevant paragraphs have been amended and restated as follows:


         Class R, R1, R2, R3, R4 and R5 shares are available only to retirement plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs where the shares are held on the books of the Portfolios through investment only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC).


         Class NAV shares are sold to certain affiliated funds, each of which is a fund of funds that invests in various other Funds of John Hancock Funds II and John Hancock Funds III. Class NAV shares are also sold to certain institutional investors, including the Education Trust of Alaska, the issuer of interests in the John Hancock Freedom 529 plan.